DATA443 ANNOUNCES SYMBOL CHANGE, REVERSE STOCK SPLIT HAVE NOW TAKEN EFFECT

Significant Corporate Changes Lay Foundation for Next Phase

RALEIGH, N.C., October 29, 2019 – Data443 Risk Mitigation, Inc. (OTCPK: LDSR, LDSRD), a leading data security and privacy software company, today announces that it has completed its planned reverse split of its common stock and corporate rebranding.

“We are delighted to have completed these meaningful corporate actions related to our common stock and our how our Company is known in the public markets,” stated Data443 Risk Mitigation, Inc. founder and CEO, Jason Remillard. “I want to thank our loyal employees, partners, customers, and shareholders for your continued faith and patience during this delay over the past two weeks. We endeavored to keep you informed during the sometimes difficult and confusing process, but all of these changes have been worth it. With an improved capitalization and corporate branding, we have achieved several truly significant milestones for our company that will position us well for the future.”

TRADING SYMBOL

For the next 20 business days (starting October 29, 2019) – the trading symbol will temporarily be LDSRD. Following this period, the Company will then begin trading under the new ticker symbol, “ATDS,” which the company feels more appropriately reflects the activities of the business – ‘All Things Data Security™’.

FORMAL NAME CHANGE

The Company amended its corporate charter in the State of Nevada to become “Data443 Risk Mitigation, Inc.,” which was effective on October 16, 2019. The former name, LandStar, Inc., will no longer be used.

REVERSE SPLIT

Additionally, the Company announced a 1:750 reverse split of its outstanding common stock. The reverse stock split will become effective October 29, 2019 (the “Effective Date”). The company’s common stock is expected to begin trading on a split-adjusted basis when the markets open on October 29, 2019 under the trading symbol “LDSRD”. The new CUSIP number following the reverse split will be 23804G104.

Every 750 shares of the Company’s issued and outstanding common stock were automatically converted into one issued and outstanding share of common stock, with no change in par value per share. As a result, each stockholder’s percentage ownership interest and proportional voting power remains unchanged, and the rights and privileges of the holders of the Company’s common stock are unaffected. Stockholders are not required to take any action. By way of example: in a 1-for-750 reverse split, a shareholder that held 75,000 shares will now own 100 shares, or 1/750 the number of shares as previously held. No fractional shares will be issued following the reverse split. Stockholders holding fractional shares as a result of the reverse stock split will be rounded up to the next whole share.

Please contact your broker or Matthew Abenante, Investor Relations for the Company, with any questions.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: LDSR, LDSRD), enables secure data – across local devices, network, cloud, and databases – at rest and in flight. Its suite of products and services is highlighted by: (i) ArcMail, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (ii) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (iii) ClassiDocs™, the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance; (iv) ClassiDocs for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (v) Data443 Privacy Manager™, which is integrated with ClassiDocs to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs; enables the full lifecycle of Data Privacy Access Requests, Remediation, Monitoring and Reporting; (vi) Data443 Protect™, which provides nearly instant Cloud-deployed Data Loss Prevention capabilities with false positive rates unmatched enabled by ClassiDocs™ ; (vii) Data443 Virtual Data Protection Officer program that offers a turnkey and outsourced DPO capability for smaller organizations; (viii) DATAEXPRESS™, the leading Data transport, transformation and delivery product trusted by leading financial organizations worldwide and, (ix) the WordPress GDPR Framework with over 20,000 active users enables organizations of all sizes to comply with the GDPR and other privacy frameworks. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; and, anti-takeover measures in our charter documents. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019. Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™, ARALOC™ and DATAEXPRESS™ are registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

For Further Information:

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Investor Relations Contact:

Matthew Abenante

Porter, LeVay & Rose, Inc.

data443@plrinvest.com

212.564.4700

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